Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	-	-	MCPIX
Miller Intermediate Bond Fund	-	-	MIFIX

Supplement dated September 17, 2019 to

the Funds’ SAI dated March 1, 2019

Effective September 17, 2019, Darlene Murphy no longer serves as Portfolio manager to the Miller Convertible Bond Fund, Miller Convertible Plus Fund and Miller Intermediate Bond Fund (collectively the “Funds”). References in the Funds’ SAI regarding Ms. Murphy’s role as Portfolio Manager should be disregarded.

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The third paragraph under the heading “Policies and Procedures for Disclosure of Portfolio Holdings” on page 30 of the SAI is deleted and replaced with the following:

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information each dated March 1, 2019, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.